Derivative Instruments	12 Months Ended
Mar. 31, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments
Derivative Instruments
Interest Rate Swaps
The fair value of interest rate swap contracts is calculated based on the fixed rate, notional principal, settlement date and present value of the future cash inflows and outflows based on the terms of the agreement and the future floating interest rates as determined by a future interest rate yield curve. The model used to value the interest rate swap contracts is based upon well recognized financial principles, and interest rate yield curves can be validated through readily observable data by external sources. Although readily observable data is used in the valuations, different valuation methodologies could have an effect on the estimated fair value. Accordingly, the interest rate swap contracts are categorized as Level 2 within the fair value hierarchy.
For interest rate swap contracts, the Company has agreed to pay fixed interest rates while receiving a floating interest rate. At 31 March 2019 and 2018, the Company had interest rate swap contracts with total notional principal of US$75.0 million and US$100.0 million, respectively.
At 31 March 2019, the weighted average fixed interest rate of these contracts is 2.2% and the weighted average remaining life is 0.8 years. These contracts have a fair value of US$0.3 million at 31 March 2019, and US$0.4 million at 31 March 2018, which are included in Accounts and other receivables. For the years ended 31 March 2019, 2018 and 2017, the Company included in Other income an unrealized gain of nil, US$1.5 million and US$2.6 million, respectively, on interest rate swap contracts. Also included in Other income for the years ended 31 March 2019, 2018 and 2017 was a realized gain on interest rate swap contracts of US$0.1 million, a realized loss of US$0.8 million and a realized loss US$1.3 million, respectively.
Foreign Currency Forward Contracts
The Company’s foreign currency forward contracts are valued using models that maximize the use of market observable inputs including interest rate curves and both forward and spot prices for currencies and are categorized as Level 2 within the fair value hierarchy. At 31 March 2019, the Company did not have any foreign currency forward contracts.
For the years ended 31 March 2019 and 2018, the forward contracts not designated as a cash flow hedging arrangement had an unrealized gain of nil.
The notional amount of interest rate swap contracts and foreign currency forward contracts represents the basis upon which payments are calculated and are reported on a net basis when a legal and enforceable right of set-off exists. The following table sets forth the total outstanding notional amount and the fair value of the Company’s derivative instruments held at 31 March 2019 and 2018.

			Fair Value as of
(Millions of US dollars)	Notional Amount		31 March 2019		31 March 2018
	31 March 2019	31 March 2018	Assets	Liabilities	Assets	Liabilities
Derivatives not accounted for as hedges
Interest rate swap contracts	$75.0	$100.0	$0.3	$—	$0.4	$—
Foreign currency forward contracts	—	0.8	—	—	—	—
Total	$75.0	$100.8	$0.3	$—	$0.4	$—